Exhibit 33.4

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2014 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and/or backed by RMBS, for which the Company provides master servicing services and where the RMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933, or (b) privately-issued pursuant to an exemption from registration where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “RMBS Master Servicing Platform”). Appendix A identifies the individual transactions defined by Management as constituting the RMBS Master Servicing Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required in the related transaction agreements, in regards to the activities performed by the Company, except for the following servicing criteria: 1122(d)(3)(i)(C), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xv), which Management has determined are not applicable to the activities the Company performed with respect to the RMBS Master Servicing Platform for the Period; provided however that, with respect to the RMBS Master Servicing Platform, servicing criteria 1122(d)(3)(i)(A),(B) and (D) are applicable only as they relate to the Company’s responsibility to aggregate and provide loan-level data to the appropriate transaction party in accordance with the transaction agreements; and provided further that, with respect to the RMBS Master Servicing Platform, servicing criterion 1122(d)(3)(ii) is applicable only as it relates to the timeframes of remittances to various transaction parties, as required by the transaction agreements (the “Applicable Servicing Criteria”).

With respect to the RMBS Master Servicing Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Kristen Ann Cronin
Kristen Ann Cronin

Title:	Vice President

Dated:	February 25, 2015

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

RMBS Master Servicing Platform

Transactions

AAMES 2004-1

AAMES 2005-1

AAMES 2005-2

AAMES 2005-4

AAMES 2006-1

ABFC 2004-HE1

ABFC 2005-HE1

ABFC 2006-HE1

ABFC 2007-WMC1

ABSC 2004-HE6

ABSC 2004-HE8

ABSC 2005-HE8

ABSC MO 2006-HE6

ABSC NC 2005-HE4

ACE 2001-HE1

ACE 2002-HE1

ACE 2002-HE2

ACE 2002-HE3

ACE 2003-FM1

ACE 2003-HE1

ACE 2003-HS1

ACE 2003-NC1

ACE 2003-OP1

ACE 2003-TC1

ACE 2004-FM1

ACE 2004-FM2

ACE 2004-HE1

ACE 2004-HE2

ACE 2004-HE3

ACE 2004-HE4

ACE 2004-HS1

ACE 2004-IN1

ACE 2004-OP1

ACE 2004-RM1

ACE 2004-RM2

ACE 2004-SD1

ACE 2005-AG1

ACE 2005-ASAP1

ACE 2005-HE1

RMBS Master Servicing Platform

Transactions

ACE 2005-HE2

ACE 2005-HE3

ACE 2005-HE4

ACE 2005-HE5

ACE 2005-HE6

ACE 2005-HE7

ACE 2005-RM1

ACE 2005-RM2

ACE 2005-SD1

ACE 2005-SD2

ACE 2005-SD3

ACE 2005-SL1

ACE 2005-SN1

ACE 2005-WF1

ACE 2006-ASAP1

ACE 2006-ASAP2

ACE 2006-ASAP3

ACE 2006-ASAP4

ACE 2006-ASAP5

ACE 2006-ASAP6

ACE 2006-ASL1

ACE 2006-CW1

ACE 2006-FM1

ACE 2006-FM2

ACE 2006-HE1

ACE 2006-HE2

ACE 2006-HE3

ACE 2006-HE4

ACE 2006-NC1

ACE 2006-NC2

ACE 2006-NC3

ACE 2006-OP1

ACE 2006-OP2

ACE 2006-SD1

ACE 2006-SD2

ACE 2006-SD3

ACE 2006-SL1

ACE 2006-SL2

ACE 2006-SL3

RMBS Master Servicing Platform

Transactions

ACE 2006-SL4

ACE 2007-ASAP1

ACE 2007 ASAP2

ACE 2007-ASL1

ACE 2007-HE1

ACE 2007-HE2

ACE 2007-HE3

ACE 2007-HE4

ACE 2007-HE5

ACE 2007-SL1

ACE 2007-SL2

ACE 2007-WM1

ACE 2007-WM2

ACE TERWIN 2003-6HE

AEGIS 2004-2

AEGIS 2004-5

AEGIS 2004-6

AEGIS 2005-1

AEGIS 2005-2

AEGIS 2005-3

AEGIS 2005-4

AEGIS 2005-5

AEGIS 2006-1

AGATEBAY13-1

AGATEBAY2014-1

AGATEBAY2014-2

AGATEBAY2014-3

AHMA 2005-1

AHMA 2005-2

AHMA 2006-1

AHMA 2006-2

AHMA 2006-3

AHMA 2006-4

AHMA 2006-5

AHMA 2006-6

AHMA 2007-1

AHMA 2007-2

AHMA 2007-3

AHMA 2007-4

AHMA 2007-5

AHMIT 2005-1

RMBS Master Servicing Platform

Transactions

AHMIT 2005-2

AHMIT 2005-3

AHMIT 2005-4

AHMIT 2006-1

AHMIT 2006-2

AHMIT 2006-3

AHMIT 2007-1

AHMIT 2007-2

ALLIANCE 2007-OA1

AMRESCO 1998-2

AMRESCO 1998-3

ARC 2001-BC5

ARC 2001-BC6

ARE 1998-1

ARMT 2004-1

ARMT 2004-2

ARMT 2004-3

ARMT 2004-4

ARMT 2004-5

ARMT 2005-1

ARMT 2005-10

ARMT 2005-11

ARMT 2005-12

ARMT 2005-2

ARMT 2005-3

ARMT 2005-4

ARMT 2005-5

ARMT 2005-6A

ARMT 2005-7

ARMT 2005-8

ARMT 2005-9

ARMT 2006-1

ARMT 2006-2

ARMT 2006-3

ARMT 2007-1

ARMT 2007-2

ARMT 2007-3

BAFC 2003-2

BAFC 2004-2

BAFC 2004-4

BAFC 2004-5

RMBS Master Servicing Platform

Transactions

BAFC 2004-B

BAFC 2004-C

BAFC 2004-D

BAFC 2005-1

BAFC 2005-2

BAFC 2005-3

BAFC 2005-4

BAFC 2005-5

BAFC 2005-6

BAFC 2005-7

BAFC 2005-8

BAFC 2005-A

BAFC 2005-D

BAFC 2005-E

BAFC 2005-F

BAFC 2005-H

BAFC 2006-1

BAFC 2006-2

BAFC 2006-3

BAFC 2006-4

BAFC 2006-7

BAFC 2006-8T2

BAFC 2006-A

BAFC 2006-D

BAFC 2006-H

BAFC 2006-I

BAFC 2006-J

BAFC 2007-1

BAFC 2007-2

BAFC 2007-3

BAFC 2007-4

BAFC 2007-7

BAFC 2007-8

BAFC 2007-A

BAFC 2007-B

BAFC 2007-C

BAFC 2007-D

BAFC SALT 2005-1F

BANCCAP 2006-1

BANKUNITED 2005-1

BAYVIEW 04-A

RMBS Master Servicing Platform

Transactions

BAYVIEW 04-C

BAYVIEW 04-D

BAYVIEW 05-B

BAYVIEW 05-C

BAYVIEW 05-D

BAYVIEW 06-A

BAYVIEW 06-B

BAYVIEW 06-C

BAYVIEW 06-D

BAYVIEW 07-A

BAYVIEW 07-B

BCAP 2006-AA2

BCAP 2007-AA5

BCAP 2008-IND1

BCAP 2008-IND2

BSAAT 2007-01

BSABS 2002-1

BSABS 2002-2

BSABS 2002-AC1

BSABS 2003-1

BSABS 2003-2

BSABS 2003-3

BSABS 2003-AC3

BSABS 2003-AC4

BSABS 2003-AC5

BSABS 2003-AC6

BSABS 2003-AC7

BSABS 2003-SD1

BSABS 2003-SD2

BSABS 2003-SD3

BSABS 2004-AC1

BSABS 2004-AC2

BSABS 2004-AC3

BSABS 2004-AC4

BSABS 2004-AC5

BSABS 2004-AC6

BSABS 2004-AC7

BSABS 2004-SD1

BSABS 2004-SD2

BSABS 2004-SD3

BSABS 2004-SD4

RMBS Master Servicing Platform

Transactions

BSABS 2005-AC1

BSABS 2005-AC2

BSABS 2005-AC3

BSABS 2005-AC4

BSABS 2005-AC5

BSABS 2005-AC6

BSABS 2005-AC7

BSABS 2005-AC8

BSABS 2005-AC9

BSABS 2005-SD1

BSABS 2005-SD2

BSABS 2005-SD3

BSABS 2005-SD4

BSABS 2006-2

BSABS 2006-3

BSABS 2006-4

BSABS 2006-AC1

BSABS 2006-AC2

BSABS 2006-AC3

BSABS 2006-AC4

BSABS 2006-AC5

BSABS 2006-IM1

BSABS 2006-SD1

BSABS 2006-SD2

BSABS 2006-SD3

BSABS 2006-SD4

BSABS 2006-ST1

BSABS 2007-1

BSABS 2007-2

BSABS 2007-SD2

BSABS 2007-SD3

BSALTA 2003-3

BSALTA 2003-5

BSALTA 2003-6

BSALTA 2004-1

BSALTA 2004-10

BSALTA 2004-11

BSALTA 2004-12

BSALTA 2004-13

BSALTA 2004-2

BSALTA 2004-3

RMBS Master Servicing Platform

Transactions

BSALTA 2004-4

BSALTA 2004-5

BSALTA 2004-6

BSALTA 2004-7

BSALTA 2004-8

BSALTA 2004-9

BSALTA 2005-1

BSALTA 2005-10

BSALTA 2005-2

BSALTA 2005-3

BSALTA 2005-4

BSALTA 2005-5

BSALTA 2005-7

BSALTA 2005-8

BSALTA 2005-9

BSALTA 2006-1

BSALTA 2006-2

BSALTA 2006-3

BSALTA 2006-4

BSALTA 2006-5

BSALTA 2006-6

BSALTA 2006-7

BSALTA 2006-8

BSALTA 2007-1

BSALTA 2007-2

BSALTA 2007-3

BSART 2001-04

BSART 2002-11

BSART 2002-12

BSART 2003-1

BSART 2003-3

BSART 2003-4

BSART 2003-5

BSART 2003-6

BSART 2003-7

BSART 2003-8

BSART 2003-9

BSART 2004-1

BSART 2004-10

BSART 2004-11

BSART 2004-12

RMBS Master Servicing Platform

Transactions

BSART 2004-2

BSART 2004-3

BSART 2004-4

BSART 2004-5

BSART 2004-6

BSART 2004-7

BSART 2004-8

BSART 2004-9

BSART 2005-1

BSART 2005-10

BSART 2005-11

BSART 2005-12

BSART 2005-2

BSART 2005-3

BSART 2005-4

BSART 2005-5

BSART 2005-6

BSART 2005-7

BSART 2005-9

BSART 2006-1

BSART 2006-2

BSART 2006-4

BSART 2007-2

BSMF 2006-AC1

CARRINGTON 2007-HE1

CMAC 2004-1

CMAC 2004-2

CMLTI 2003-1

CMLTI 2004-1

CMLTI 2004-HYB2

CMLTI 2004-HYB3

CMLTI 2005-11

CMLTI 2006-FX1

CMLTI 2007-AMC2

CMLTI 2007-AMC4

CMLTI 2007-OPX1

CMLTI 2007-SHL1

CON1999-3

CS 1989-1

CSAB 2006-1

CSAB 2006-2

RMBS Master Servicing Platform

Transactions

CSAB 2006-3

CSAB 2006-4

CSAB 2007-1

CSFB 2003-19

CSFB 2003-21

CSFB 2003-23

CSFB 2003-25

CSFB 2003-27

CSFB 2003-29

CSFB 2003-AR30

CSFB 2004-1

CSFB 2004-3

CSFB 2004-4

CSFB 2004-5

CSFB 2004-6

CSFB 2004-7

CSFB 2004-8

CSFB 2004-AR1

CSFB 2004-AR2

CSFB 2004-AR3

CSFB 2004-AR4

CSFB 2004-AR5

CSFB 2004-AR6

CSFB 2004-AR7

CSFB 2004-AR8

CSFB 2005-1

CSFB 2005-10

CSFB 2005-11

CSFB 2005-12

CSFB 2005-2

CSFB 2005-3

CSFB 2005-4

CSFB 2005-5

CSFB 2005-6

CSFB 2005-7

CSFB 2005-8

CSFB 2005-9

CSMC 12-CIM1

CSMC 12-CIM2

CSMC 12-CIM3

CSMC13-6

RMBS Master Servicing Platform

Transactions

CSMC13-7

CSMC 13-HYB1

CSMC 13-IVR1

CSMC 13-IVR2

CSMC 13-IVR3

CSMC 13-IVR4

CSMC13-IVR5

CSMC 13-TH1

CSMC 2006-1

CSMC 2006-2

CSMC 2006-3

CSMC 2006-4

CSMC 2006-5

CSMC 2006-6

CSMC 2006-7

CSMC 2006-8

CSMC 2006-9

CSMC 2007-1

CSMC 2007-2

CSMC 2007-3

CSMC 2007-4

CSMC 2007-5

CSMC 2007-6

CSMC 2007-7

CSMC2014-IVR1

CSMC2014-IVR2

CSMC2014-IVR3

CSMC2014-OAK1

CSMC2014-SAF1

CSMC2014-WIN1

CSMC2014-WIN2

DBALT 2003-1

DBALT 2003-2XS

DBALT 2003-3

DBALT 2003-4XS

DBALT 2005-1

DBALT 2005-2

DBALT 2005-3

DBALT 2005-4

DBALT 2005-5

DBALT 2005-6

RMBS Master Servicing Platform

Transactions

DBALT 2005-AR1

DBALT 2005-AR2

DBALT 2006-AB1

DBALT 2006-AB2

DBALT 2006-AB3

DBALT 2006-AB4

DBALT 2006-AF1

DBALT 2006-AR1

DBALT 2006-AR2

DBALT 2006-AR3

DBALT 2006-AR4

DBALT 2006-AR5

DBALT 2006-AR6

DBALT 2006-OA1

DBALT 2007-1

DBALT 2007-2

DBALT 2007-3

DBALT 2007-AB1

DBALT 2007-AR1

DBALT 2007-AR2

DBALT 2007-AR3

DBALT 2007-BAR1

DBALT 2007-OA1

DBALT 2007-OA2

DBALT 2007-OA3

DBALT 2007-OA4

DBALT 2007-OA5

DBALT 2007-RAMP1

DLSA 2005-AR1

DMSI 2003-1

DMSI 2004-1

DMSI 2004-2

DMSI 2004-3

DMSI 2004-4

DMSI 2004-5

DSLA 2004-AR1

DSLA 2004-AR2

DSLA 2004-AR3

DSLA 2004-AR4

DSLA 2005-AR2

DSLA 2005-AR3

RMBS Master Servicing Platform

Transactions

DSLA 2005-AR4

DSLA 2005-AR5

DSLA 2005-AR6

DSLA 2006-AR1

DSLA 2006-AR2

DSLA 2007-AR1

EBLMT 2013-1

EBMLT 2013-2

EMP1997-1

EMP1997-2

EMP1997-3

EMP1997-4

EMP1997-5

EMP1998-1

EMP1998-2

EMP1998-3

EMP1999-1

FAIT 1993-A

FAM1996-2

FAM1996-3

FAM1996-4

FAM1997-1

FAM1997-2

FAM1997-3

FAM1997-4

FAM1998-1A

FAM1998-1F

FAM 1998-3

FAM 1998-4

FAM 1999-1

FAM 1999-2

FAM 1999-3

FB91-IS-1

FB91-IS-2

FB91-SA-3

FBRSI 2005-1

FBRSI 2005-2

FBRSI 2005-3

FBRSI 2005-4

FBRSI 2005-5

FDIC 2010-R1

RMBS Master Servicing Platform

Transactions

FDIC 2011-R1

FF 2006-FF1

FFML 2004-FFC

FFML 2006-FF11

FFML 2006-FF5

FFML 2006-FF7

FFML 2006-FF9

FIELDSTONE 2004-3

FIELDSTONE 2004-4

FIELDSTONE 2004-5

FIELDSTONE 2005-1

FIELDSTONE 2005-2

FIELDSTONE 2005-3

FIELDSTONE 2006-1

FIELDSTONE 2006-2

FIELDSTONE 2006-3

FKMT20141

FNBK95-2

FNLC 2005-3

FNLC 2005-4

FNT 1988-1

FNT 1989-1

FREMONT 2003-A

FREMONT 2003-B

FREMONT 2004-3

FREMONT 2004-A

FREMONT 2004-B

FREMONT 2004-C

FREMONT 2004-D

FREMONT 2005-A

FREMONT 2005-B

FREMONT 2005-C

FREMONT 2005-D

FREMONT 2005-E

FREMONT 2006-2

FREMONT 2006-A

FREMONT 2006-B P1

FREMONT 2006-B P2

FREMONT 2006-C

FREMONT 2006-D

FREMONT 2006-E

RMBS Master Servicing Platform

Transactions

GPMF 2006-OH1

GRNPT MTA 2005-AR1

GS 2004-8

GSAA 2004-7

GSAA 2005-12

GSAA 2005-15

GSAA 2005-6

GSAA 2005-7

GSAA 2005-9

GSAA 2006-10

GSAA 2006-11

GSAA 2006-14

GSAA 2006-15

GSAA 2006-16

GSAA 2006-17

GSAA 2006-18

GSAA 2006-19

GSAA 2006-2

GSAA 2006-20

GSAA 2006-4

GSAA 2006-7

GSAA 2006-8

GSAA 2006-S1

GSAA 2007-01

GSAA 2007-10

GSAA 2007-2

GSAA 2007-3

GSAA 2007-4

GSAA 2007-5

GSAA 2007-6

GSAA 2007-7

GSAA 2007-8

GSAA 2007-9

GSAA 2007-S1

GSAMP 2005-AHL2

GSAMP 2005-HE6

GSAMP 2006-FM2

GSAMP 2006-FM3

GSAMP 2006-HE3

GSAMP 2006-HE4

GSAMP 2006-HE5

RMBS Master Servicing Platform

Transactions

GSAMP 2006-HE7

GSAMP 2006-HE8

GSAMP 2006-NC2

GSAMP 2006-S4

GSAMP 2007-FM1

GSAMP 2007-FM2

GSAMP 2007-H1

GSAMP 2007-HE1

GSAMP 2007-HE2

GSAMP 2007-HSBC1

GSAMP 2007-NC1

GSR 2004-14

GSR 2005-9F

GSR 2005-AR1

GSR 2005-AR2

GSR 2005-AR3

GSR 2005-AR4

GSR 2005-AR5

GSR 2005-AR6

GSR 2005-AR7

GSR 2006-10F

GSR 2006-1F

GSR 2006-2F

GSR 2006-3F

GSR 2006-5F

GSR 2006-6F

GSR 2006-7F

GSR 2006-8F

GSR 2006-9F

GSR 2006-AR1

GSR 2006-AR2

GSR 2006-OA1

GSR 2007-1F

GSR 2007-2F

GSR 2007-3F

GSR 2007-4F

GSR 2007-5F

GSR 2007-AR1

GSR 2007-AR2

GSR 2007-OA1

GSR 2007-OA2

RMBS Master Servicing Platform

Transactions

HALO 2007-2

HALO 2007-AR2

HARBORVIEW 2003-1

HARBORVIEW 2003-2

HARBORVIEW 2004-1

HARBORVIEW 2004-10

HARBORVIEW 2004-4

HARBORVIEW 2004-5

HARBORVIEW 2004-6

HARBORVIEW 2004-7

HARBORVIEW 2004-8

HARBORVIEW 2005-11

HARBORVIEW 2005-14

HARBORVIEW 2005-15

HARBORVIEW 2005-4

HARBORVIEW 2005-6

HARBORVIEW 2005-7

HARBORVIEW 2006-1

HARBORVIEW 2006-13

HARBORVIEW 2006-14

HARBORVIEW 2006-2

HARBORVIEW 2006-6

HARBORVIEW 2006-7

HARBORVIEW 2006-8

HARBORVIEW 2007-2

HARBORVIEW 2007-4

HARBORVIEW 2007-5

HARBORVIEW 2007-6

HARBORVIEW 2007-7

HARBORVIEW 2007-A

HASCO 2005-I1

HASCO 2005-NC1

HASCO 2005-NC2

HASCO 2005-OPT1

HASCO 2006-HE1

HASCO 2006-NC1

HASCO 2006-OPT1

HASCO 2006-OPT2

HASCO 2006-OPT3

HASCO 2006-OPT4

HASCO 2006-WMC1

RMBS Master Servicing Platform

Transactions

HASCO 2007-HE1

HASCO 2007-HE2

HASCO 2007-NC1

HASCO 2007-WF1

HBMT 2004-1

HBMT 2004-2

HBMT 2005-1

HBMT 2005-2

HBMT 2005-3

HBMT 2005-4

HBMT 2005-5

HBMT 2006-1

HBMT 2006-2

HBMT 2007-1

HOMEFED 1988-1

HOMESTAR 2004-1

HOMESTAR 2004-2

HOMESTAR 2004-3

HOMESTAR 2004-4

HOMESTAR 2004-5

HOMESTAR 2004-6

ICA 1989-2

IMPAC 2004-11

IXIS 2006-HE3

IXIS 2007-HE1

JP1988-01

JPALT 2005-S1

JPALT 2007-A2

JPALT 2007-S1

JPM 2003-A1

JPM 2003-A2

JPM 2004-A1

JPM 2004-A2

JPM 2004-A3

JPM 2004-A4

JPM 2004-A5

JPM 2004-A6

JPM 2004-S2

JPM 2005-A1

JPM 2005-A2

JPM 2005-A3

RMBS Master Servicing Platform

Transactions

JPM 2005-A4

JPM 2005-A5

JPM 2005-A6

JPM 2005-A7

JPM 2005-A8

JPM 2005-ALT1

JPM 2005-S1

JPM 2005-S2

JPMALT 2005-A2

JPMALT 2006-A1

JPMALT 2006-A2

JPMALT 2006-A3

JPMALT 2006-A4

JPMALT 2006-A6

JPMALT 2006-S1

JPMALT 2006-S2

JPMALT 2006-S3

JPMALT 2006-S4

JPMMAC 2006-CW2

JPMMAC 2006-WF1

JPMMT 2005-S3

JPMMT 2006-A1

JPMMT 2006-A2

JPMMT 2006-A3

JPMMT 2006-A4

JPMMT 2006-A6

JPMMT 2006-A7

JPMMT 2006-S1

JPMMT 2006-S2

JPMMT 2006-S3

JPMMT 2006-S4

JPMMT 2007-A3

JPMMT 2007-A4

JPMMT 2007-S1

JPMMT 2007-S2

JPMMT 2007-S3

KP1993MM4

KPAC 1993-1

LABS1998-2

LHEL98-1

LUMINENT 06-3

RMBS Master Servicing Platform

Transactions

LUMINENT 2005-1

LUMINENT 2006-2

LUMINENT 2006-4

LUMINENT 2006-5

LUMINENT 2006-6

LUMINENT 2006-7

LUMINENT 2007-1

LUMINENT 2007-2

MABS 2004-HE1

MABS 2004-WMC1

MABS 2005-AB1

MABS 2005-HE1

MABS 2005-HE2

MABS 2005-WF1

MABS 2006-AB1

MABS 2006-AM1

MABS 2006-AM2

MABS 2006-AM3

MABS 2006-FRE1

MABS 2006-FRE2

MABS 2006-HE1

MABS 2006-HE2

MABS 2006-HE3

MABS 2006-HE4

MABS 2006-HE5

MABS 2006-NC1

MABS 2006-NC2

MABS 2006-NC3

MABS 2006-WMC1

MABS 2006-WMC2

MABS 2006-WMC3

MABS 2006-WMC4

MABS 2007-HE1

MABS 2007-HE2

MABS 2007-WMC1

MALT 2002-1

MALT 2002-2

MALT 2002-3

MALT 2003-1

MALT 2003-2

MALT 2003-3

RMBS Master Servicing Platform

Transactions

MALT 2003-4

MALT 2003-5

MALT 2003-6

MALT 2003-7

MALT 2003-8

MALT 2003-9

MALT 2004-1

MALT 2004-10

MALT 2004-11

MALT 2004-12

MALT 2004-13

MALT 2004-2

MALT 2004-3

MALT 2004-4

MALT 2004-5

MALT 2004-6

MALT 2004-7

MALT 2004-8

MALT 2004-9

MALT 2005-1

MALT 2005-2

MALT 2005-3

MALT 2005-4

MALT 2005-5

MALT 2005-6

MALT 2006-1

MALT 2006-2

MALT 2006-3

MALT 2007-1

MALT 2007-HF1

MANA 2007-A1

MANA 2007-A2

MANA 2007-A3

MANA 2007-AF1 (I)

MANA 2007-AF1 (II)

MANA 2007-F1

MANA 2007-OAR1

MANA 2007-OAR2

MANA 2007-OAR3

MANA 2007-OAR4

MANA 2007-OAR5

RMBS Master Servicing Platform

Transactions

MARM 2002-3

MARM 2003-1

MARM 2003-2

MARM 2003-3

MARM 2003-4

MARM 2003-5

MARM 2003-6

MARM 2003-7

MARM 2004-1

MARM 2004-10

MARM 2004-11

MARM 2004-12

MARM 2004-13

MARM 2004-14

MARM 2004-15

MARM 2004-2

MARM 2004-3

MARM 2004-4

MARM 2004-5

MARM 2004-6

MARM 2004-7

MARM 2004-8

MARM 2004-9

MARM 2005-1

MARM 2005-2

MARM 2005-3

MARM 2005-6

MARM 2005-7

MARM 2005-8

MARM 2006-2

MARM 2006-OA1

MARM 2006-OA2

MARM 2007-1

MARM 2007-2

MARM 2007-3

MARM 2007-HF1

MARM 2007-HF2

MASL 2005-1

MASL 2006-1

MASTR 2002-7

MASTR 2002-8

RMBS Master Servicing Platform

Transactions

MASTR 2003-1

MASTR 2003-10

MASTR 2003-11

MASTR 2003-12

MASTR 2003-2

MASTR 2003-3

MASTR 2003-4

MASTR 2003-5

MASTR 2003-6

MASTR 2003-7

MASTR 2003-8

MASTR 2003-9

MASTR 2004-1

MASTR 2004-10

MASTR 2004-11

MASTR 2004-3

MASTR 2004-4

MASTR 2004-5

MASTR 2004-6

MASTR 2004-8

MASTR 2004-9

MASTR 2005-1

MASTR 2005-2

MASTR 2006-1

MASTR 2006-2

MASTR 2006-3

MASTR 2007-1

MASTR 2007-2

MEGO96-1

MEGO96-2

MEGO97-1

MEL1998-2

MERCURY 1988-1

MERCURY 1988-2

ML 2002-A3

MLCC 2005-2

MLCC 2005-3

MLCC 2006-2

MLCC 2006-3

MLCC 2007-1

MLCC 2007-2

RMBS Master Servicing Platform

Transactions

MLCC 2007-3

MLMBS 2007-1

MLMBS 2007-2

MLMBS 2007-3

MLMI 2003-A1

MLMI 2003-A2

MLMI 2003-A3

MLMI 2003-A4

MLMI 2003-A5

MLMI 2003-A6

MLMI 2004-A1

MLMI 2004-A2

MLMI 2004-A3

MLMI 2004-A4

MLMI 2005-A1

MLMI 2005-A10

MLMI 2005-A2

MLMI 2005-A3

MLMI 2005-A4

MLMI 2005-A5

MLMI 2005-A6

MLMI 2005-A7

MLMI 2005-A8

MLMI 2005-A9

MLMI 2005-NC1

MLMI 2005-SL1

MLMI 2005-SL2

MLMI 2005-WMC1

MLMI 2006-A1

MLMI 2006-A2

MLMI 2006-A3

MLMI 2006-A4

MLMI 2006-AF1

MLMI 2006-AF2 (I)

MLMI 2006-AF2 (II)

MORTGAGEIT 2004-1

MORTGAGEIT 2004-2

MORTGAGEIT 2005-1

MORTGAGEIT 2005-2

MORTGAGEIT 2005-3

MORTGAGEIT 2005-4

RMBS Master Servicing Platform

Transactions

MORTGAGEIT 2005-5

MORTGAGEIT 2005-AR1

MORTGAGEIT 2006-1

MORTGAGEIT 2007-1

MORTGAGEIT 2007-2

MRMSC9401

MS 2002-WL1

MSAC 2005-HE3

MSAC 2006-HE8

MSAC 2007-HE5

MSAC 2007-HE6

MSAC 2007-HE7

MSAC 2007-NC2

MSAC 2007-NC3

MSAC 2007-NC4

MSGF1996-1

MSHEL 2007-2

MSIX 2006-1

MSLT 2004-02

MSLT 2005-01

MSM 2004-1

MSM 2004-10AR

MSM 2004-11AR

MSM 2004-2AR

MSM 2004-3

MSM 2004-4

MSM 2004-5AR

MSM 2004-6AR

MSM 2004-7AR

MSM 2004-8AR

MSM 2004-9

MSM 2005-1

MSM 2005-10

MSM 2005-11AR

MSM 2005-2AR

MSM 2005-3AR

MSM 2005-4

MSM 2005-5AR

MSM 2005-6AR

MSM 2005-7

MSM 2005-9AR

RMBS Master Servicing Platform

Transactions

MSM 2006-11

MSM 2006-12XS

MSM 2006-13AR

MSM 2006-15XS

MSM 2006-16AX

MSM 2006-17XS

MSM 2006-1AR

MSM 2006-2

MSM 2006-3AR

MSM 2006-5AR

MSM 2006-6AR

MSM 2006-7

MSM 2006-8AR

MSM 2006-9AR

MSM 2007-10XS

MSM 2007-11AR

MSM 2007-12

MSM 2007-13

MSM 2007-14AR

MSM 2007-15AR

MSM 2007-1XS

MSM 2007-2AX

MSM 2007-3XS

MSM 2007-5AX

MSM 2007-6XS

MSM 2007-7AX

MSM 2007-8XS

MSMC 1996-1

MSSTI 2007-1

MSSTR 2003-1

MSSTR 2004-1

MSSTR 2005-1

MSSTR 2005-2

NAAC 1998-HE1

NAAC 2005-AP2

NAAC 2005-AP3

NAAC 2005-AR3

NAAC 2005-AR4

NAAC 2005-AR5

NAAC 2005-AR6

NAAC 2005-S2

RMBS Master Servicing Platform

Transactions

NAAC 2005-S3

NAAC 2005-S4

NAAC 2005-WF1

NAAC 2006-AF1

NAAC 2006-AF2

NAAC 2006-AP1

NAAC 2006-AR1

NAAC 2006-AR2

NAAC 2006-AR3

NAAC 2006-AR4

NAAC 2006-WF1

NAAC 2007-1

NAAC 2007-2

NAAC 2007-3

NATIONSTAR 2007-FRE1

NATIXIS 2007-HE2

NEWCASTLE 2007-1

NHEL 2005-FM1

NHEL 2005-HE1

NHEL 2006-AF1

NHEL 2006-FM1

NHEL 2006-FM2

NHEL 2006-HE1

NHEL 2006-HE2

NHEL 2006-HE3

NHEL 2006-WF1

NHEL 2007-1

NHEL 2007-2

NHEL 2007-3

NRPMT2013-1

NY MORTGAGE 2005-1

NY MORTGAGE 2005-2

NY MORTGAGE 2005-3

NY MORTGAGE 2006-1

OMAC 2005-1

OMAC 2005-2

OMAC 2005-3

OMAC 2005-4

OMAC 2005-5

OMAC 2006-1

OMAC 2006-2

RMBS Master Servicing Platform

Transactions

OPTION ONE 2007-HL1

OWNIT 2005-1

OWNIT 2005-2

OWNIT 2005-3

OWNIT 2005-4

OWNIT 2005-5

PC 2004-1

PC 2004-2

PC 2005-1

PC 2005-2

PC 2005-3

PC 2005-4

PC 2006-1

PF 2004-1

PF 2005-1

PF 2005-2

PHH 2008-CIM1

PHH 2008-CIM2

PHHAM 2007-1

PHHAM 2007-2

PHHAM 2007-3

PRIME 2003-1

PRIME 2003-2

PRIME 2003-3

PRIME 2004-1

PRIME 2004-2

PRIME 2004-CL1

PRIME 2004-CL2

PRIME 2005-1

PRIME 2005-2

PRIME 2005-3

PRIME 2005-4

PRIME 2005-5

PRIME 2006-1

PRIME 2006-CL1

PSB 1997-3

PSB 1997-4

RBSGC 2005-A

RBSGC 2007-B

RENAISSANCE 2004-4

RENAISSANCE 2005-1

RMBS Master Servicing Platform

Transactions

RENAISSANCE 2005-2

RENAISSANCE 2005-3

RENAISSANCE 2005-4

RENAISSANCE 2006-1

RENAISSANCE 2006-2

RENAISSANCE 2006-3

RENAISSANCE 2006-4

RENAISSANCE 2007-1

RENAISSANCE 2007-2

RENAISSANCE 2007-3

RMSC 1991-14

RMSC90-5B

RMSC91-15

RMSC91-16

RMSC91-17

RMSC91-19

RMSC91-8

RMSC92-4

SACO 2007-1

SAFT 2013-1

SAIL 2004-7

SAIL 2006-3

SAM 1999-1

SAMI 2002-AR2

SAMI 2002-AR3

SAMI 2002-AR4

SAMI 2002-AR5

SAMI 2003-AR1

SAMI 2003-AR2

SAMI 2003-AR3

SAMI 2003-AR4

SAMI 2003-CL1

SAMI 2004-AR2

SAMI II 2004-AR1

SAMI II 2004-AR3

SAMI II 2004-AR4

SAMI II 2004-AR5

SAMI II 2004-AR-6

SAMI II 2004-AR7

SAMI II 2004-AR8

SAMI II 2005-AR1

RMBS Master Servicing Platform

Transactions

SAMI II 2005-AR2

SAMI II 2005-AR3

SAMI II 2005-AR4

SAMI II 2005-AR5

SAMI II 2005-AR6

SAMI II 2005-AR7

SAMI II 2005-AR8

SAMI II 2006-AR1

SAMI II 2006-AR2

SAMI II 2006-AR3

SAMI II 2006-AR4

SAMI II 2006-AR5

SAMI II 2006-AR6

SAMI II 2006-AR7

SAMI II 2006-AR8

SAMI II 2007-AR1

SAMI II 2007-AR2

SAMI II 2007-AR3

SAMI II 2007-AR5

SAMI II 2007-AR6

SAMI II 2007-AR7

SASC 1995-2

SASC 1996-4

SASC 1997-2

SASC 1998-11

SASC 1998-2

SASC 1998-3

SASC 1998-6

SASC 1998-8

SASC 1999-SP1

SASCO 2002-9

SASCO 2006-BC2

SASCO 2006-BC3

SASCO 2006-BC4

SASCO 2006-BC5

SASI 1993-7

SASI93-6

SBMS 2003-1

SBMS 2003-HYB1

SBMSVII 1993-6A

SEMT 2011-1

RMBS Master Servicing Platform

Transactions

SEMT 2011-2

SEMT 2012-1

SEMT 2012-2

SEMT 2012-3

SEMT 2012-4

SEMT 2012-5

SEMT 2012-6

SEMT 2013-1

SEMT 2013-2

SEMT 2013-3

SEMT 2013-4

SEMT 2013-5

SEMT 2013-6

SEMT 2013-7

SEQUOIA 11

SEQUOIA 2003-1

SEQUOIA 2003-2

SEQUOIA 2003-3

SEQUOIA 2003-5

SEQUOIA 2003-8

SEQUOIA 2004-1

SEQUOIA 2004-10

SEQUOIA 2004-11

SEQUOIA 2004-12

SEQUOIA 2004-3

SEQUOIA 2004-4

SEQUOIA 2004-5

SEQUOIA 2004-6

SEQUOIA 2004-7

SEQUOIA 2004-8

SEQUOIA 2004-9

SEQUOIA 2005-1

SEQUOIA 2005-2

SEQUOIA 2005-3

SEQUOIA 2005-4

SEQUOIA 2006-1

SEQUOIA 2007-1

SEQUOIA 2007-2

SEQUOIA 2007-3

SEQUOIA 2007-4

SEQUOIA 9

RMBS Master Servicing Platform

Transactions

SGMS 2005-OPT1

SGMS 2006-FRE1

SGMS 2006-FRE2

SGMS 2006-OPT2

SMSC 1992-1

SMSC 1992-2

SMSC 1992-3

SMSC 1992-4

SMSC 1992-6

SMSC 1994-2

SMT91-01

SMT91-05

SMT92-02

SMT92-05

SMT92-06

SMT92-08

SMT92-09

SMT92-11

SMT92-12

SMT93-02

SMT93-03

SMT93-04

SMT93-05

SMT93-06

SQALT 2006-1

STACS 2007-01

STALT 2006-1F

STARM 2007-1

STARM 2007-2

STARM 2007-3

STARM 2007-4

STARM 2007-S1

SV 2006-02

SV 2006-03

SV 2006-EQ2

SV 2007-1

TBW 06-2

TBW 2006-1

TBW 2006-3

TBW 2006-4

TBW 2006-5

RMBS Master Servicing Platform

Transactions

TBW 2006-6

TBW 2007-1

TBW 2007-2

TERWIN 2003-5SL

THORNBURG 2002-3

THORNBURG 2002-4

THORNBURG 2003-1

THORNBURG 2003-2

THORNBURG 2003-3

THORNBURG 2003-5

THORNBURG 2004-1

THORNBURG 2004-2

THORNBURG 2004-3

THORNBURG 2004-4

THORNBURG 2005-1

THORNBURG 2005-2

THORNBURG 2005-3

THORNBURG 2005-4

THORNBURG 2006-1

THORNBURG 2006-2

THORNBURG 2006-3

THORNBURG 2006-4

THORNBURG 2006-5

THORNBURG 2006-6

THORNBURG 2007-1

THORNBURG 2007-2

THORNBURG 2007-3

THORNBURG 2007-4

THORNBURG 2007-5

THORNBURG 2008-1

TMS 1988-1

TMS 1988-2

TMS 1988-3

TMS 1988-4

TMS 1988-5

TMTS 2005-18ALT

WFALT 02-01

WFALT 2003-1

WFALT 2005-1

WFALT 2005-2

WFALT 2007-PA1

RMBS Master Servicing Platform

Transactions

WFALT 2007-PA2

WFALT 2007-PA3

WFALT 2007-PA4

WFALT 2007-PA5

WFALT 2007-PA6

WFHET 2004-1

WFHET 2004-2

WFHET 2005-4

WFHET 2006-1

WFMBS 05-1

WFMBS 05-10

WFMBS 05-11

WFMBS 05-12

WFMBS 05-13

WFMBS 05-14

WFMBS 05-16

WFMBS 05-17

WFMBS 05-18

WFMBS 05-2

WFMBS 05-3

WFMBS 05-4

WFMBS 05-5

WFMBS 05-6

WFMBS 05-7

WFMBS 05-8

WFMBS 05-9

WFMBS 05-AR1

WFMBS 05-AR10

WFMBS 05-AR11

WFMBS 05-AR12

WFMBS 05-AR13

WFMBS 05-AR14

WFMBS 05-AR15

WFMBS 05-AR16

WFMBS 05-AR2

WFMBS 05-AR3

WFMBS 05-AR4

WFMBS 05-AR5

WFMBS 05-AR6

WFMBS 05-AR7

WFMBS 05-AR8

RMBS Master Servicing Platform

Transactions

WFMBS 05-AR9

WFMBS 06-AR1

WFMBS 06-AR2

WFMBS 06-AR3

WFMBS 06-AR4

WFMBS 06-AR5

WFMBS 06-AR6

WFMBS 06-AR7

WFMBS 06-AR8

WFMBS 2003-17

WFMBS 2003-18

WFMBS 2003-B

WFMBS 2003-D

WFMBS 2003-E

WFMBS 2003-F

WFMBS 2003-G

WFMBS 2003-H

WFMBS 2003-I

WFMBS 2003-J

WFMBS 2003-K

WFMBS 2003-L

WFMBS 2003-M

WFMBS 2003-N

WFMBS 2003-O

WFMBS 2004-1

WFMBS 2004-4

WFMBS 2004-6

WFMBS 2004-A

WFMBS 2004-AA

WFMBS 2004-B

WFMBS 2004-BB

WFMBS 2004-C

WFMBS 2004-CC

WFMBS 2004-D

WFMBS 2004-DD

WFMBS 2004-E

WFMBS 2004-EE

WFMBS 2004-F

WFMBS 2004-G

WFMBS 2004-H

WFMBS 2004-I

RMBS Master Servicing Platform

Transactions

WFMBS 2004-J

WFMBS 2004-K

WFMBS 2004-L

WFMBS 2004-M

WFMBS 2004-N

WFMBS 2004-O

WFMBS 2004-P

WFMBS 2004-Q

WFMBS 2004-R

WFMBS 2004-S

WFMBS 2004-T

WFMBS 2004-U

WFMBS 2004-V

WFMBS 2004-W

WFMBS 2004-X

WFMBS 2004-Y

WFMBS 2004-Z

WFMBS 2006-1

WFMBS 2006-10

WFMBS 2006-11

WFMBS 2006-12

WFMBS 2006-13

WFMBS 2006-14

WFMBS 2006-15

WFMBS 2006-16

WFMBS 2006-17

WFMBS 2006-18

WFMBS 2006-19

WFMBS 2006-2

WFMBS 2006-20

WFMBS 2006-3

WFMBS 2006-4

WFMBS 2006-5

WFMBS 2006-6

WFMBS 2006-7

WFMBS 2006-8

WFMBS 2006-9

WFMBS 2006-AR1

WFMBS 2006-AR11

WFMBS 2006-AR12

WFMBS 2006-AR13

RMBS Master Servicing Platform

Transactions

WFMBS 2006-AR14

WFMBS 2006-AR15

WFMBS 2006-AR16

WFMBS 2006-AR17

WFMBS 2006-AR18

WFMBS 2006-AR19

WFMBS 2007-1

WFMBS 2007-10

WFMBS 2007-11

WFMBS 2007-12

WFMBS 2007-13

WFMBS 2007-14

WFMBS 2007-15

WFMBS 2007-16

WFMBS 2007-17

WFMBS 2007-2

WFMBS 2007-3

WFMBS 2007-4

WFMBS 2007-5

WFMBS 2007-6

WFMBS 2007-7

RMBS Master Servicing Platform

Transactions

WFMBS 2007-8

WFMBS 2007-9

WFMBS 2007-AR10

WFMBS 2007-AR3

WFMBS 2007-AR4

WFMBS 2007-AR5

WFMBS 2007-AR6

WFMBS 2007-AR7

WFMBS 2007-AR8

WFMBS 2007-AR9

WFMBS 2008-1

WFMBS 2008-AR1

WFMBS 2008-AR2

WIN2014-1

WIN20142

WINW2014-3

WMC 1989-1

WMC 1989-1R

WMLT 2005-B

ZUNI 2006-OA1